Exhibit 10.1


                            OPTION EXERCISE AGREEMENT

     THIS OPTION EXERCISE AGREEMENT (this "Agreement") is made and entered into as of the 27th day of December 2005, by and among AMERICAN LEISURE REEDY CREEK, INC., a Florida corporation ("ARC"); STANFORD FINANCIAL GROUP COMPANY, a Florida corporation ("SFG"); and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("AMLH").

                                 R E C I T A L S
                                 ---------------

     A. SFG is the owner of a 99% membership interest (the "Interest") in Reedy Creek Acquisition Company, LLC, a Florida limited liability company (the "Company").

     B. ARC, SFG and AMLH are parties to a certain Option Agreement dated as of July 8, 2005 (the "Option Agreement"), pursuant to which SFG has granted ARC an
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option to purchase the Interest (the "Option").
                                      ------

     C. ARC has notified SFG of its intention to exercise the Option.

     D. Stanford International Bank, Ltd. ("SIBL"), an affiliate of SFG, is the holder of: (i) a certain Mortgage made by the Company in favor of SIBL dated July 29, 2005 recorded in Official Records Book 2855, Page 1243, of the Public Records of Osceola County, Florida; (ii) a certain Assignment of Rents recorded in Official Records Book 2855, Page 1280 of the Public Records of Osceola County; and (iii) the U.C.C. 1 Financing Statement recorded in Official Records Book 2855, Page 1291, of the Public Records of Osceola County (collectively the "Existing SIBL Mortgage").

     E. The Existing SIBL Mortgage secures the obligations of the Company under a certain Note in the amount of $7,150,000 dated July 8, 2005 made by the Company in favor of SIBL (the "Existing SIBL Note").

     F. SIBL has agreed to make an additional loan of $850,000 to the Company (the "Additional SIBL Loan"), which will be secured by the Existing SIBL Mortgage.

     G. The Company is the owner of a certain parcel of real property located in Osceola County, Florida which is more fully described in the SIBL Mortgage referenced in Recital D above (the "Property").

     H. The Company has arranged to receive a loan in the amount of $7,000,000 (the "Bankers Credit Loan") from Bankers Credit Corporation ("Bankers Credit").

     I. It is a condition to the funding of the Bankers Credit Loan that the loan be secured by a first mortgage on the Property.

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     J. SIBL has agreed to subordinate the Existing SIBL Mortgage to the Bankers
Credit Loan.

     K. The parties desire to set forth their agreement with respect to the exercise of the Option by ARC and certain related matters.

     NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.     Transfer  of  Interest.  Upon  the execution  of  this Agreement,SFG will
       ----------------------
transfer to ARC all its right, title and interest in and to the Interest, free and clear of all liens, claims and encumbrances of any kind or nature
(collectively, the "Liens"). In connection with the transfer of the Interest, SFG will execute and deliver to ARC an Assignment in the form of Exhibit A to this Agreement (the "Assignment").

2.     Additional Loan from SIBL.  The  parties acknowledge that SIBL has agreed
       -------------------------
to make the Additional Loan to the Company. Upon the execution of this Agreement, the parties will cause the Company to execute and deliverto SIBL an amended renewal note evidencing the Additional Loan in the form of Exhibit B to this Agreement(the "New Note")and a Mortgage Modification Agreement in the form of Exhibit C to this Agreement (the "Mortgage Modification").

3.     Payment  of  Exercise  Price  of  Option.
       ----------------------------------------

     3.1 The parties acknowledge and agree that: (i) the exercise price of the Option has been reduced to $600,000 (the "Exercise Price"), and (ii) ARC has agreed to pay SIBL's affiliate Stanford Group Company ("SGC") a placement fee of $250,000 (the "Placement Fee").

     3.2 ARC will pay the Exercise Price and the Placement Fee by assigning to SFG the proceeds of the Additional Loan. In this connection, ARC hereby assigns to SFG its right to receive the proceeds of the Additional Loan, and SFG hereby accepts such assignment in payment of the Exercise Price and the Placement Fee, the latter of which it will deliver to its affiliate SGC.

4.     Issuance  of  Warrants.  Upon  the execution of this Agreement, AMLH will
       ----------------------
execute and deliver to SIBL, or its assigns, Warrants in the form of Exhibit D and Exhibit E (the "Warrants"), pursuant to which AMLH will issue to SIBL five-year warrants to purchase an aggregate of 462,000 shares of the common stock of AMLH, with 308,000 at an exercise price of $5.00 per share and 154,000 at $.001 per share.

5.     Registration  Rights  Agreement.  Upon  the  execution of this Agreement,
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AMLH  will  execute  and  deliver to SIBL a Registration Rights Agreement in the form of Exhibit F to this Agreement with respect to the Warrants (the "Registration Rights Agreement").

6.     Closing Costs.  Upon the execution of this Agreement, AMLH will reimburse
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SFG  and  SIBL  for  all  reasonable legal fees and expenses incurred by them in connection  with  the  transactions  contemplated  by  this  Agreement.

7.     Subordination  of  SIBL  Mortgage.  Upon the execution of this Agreement,
       ---------------------------------
SFG will cause SIBL to execute and deliver to Bankers Credit the Subordination Agreement in the form of Exhibit G to this Agreement, to reflect the
                              ----------
subordination  of  the  Existing  SIBL  Mortgage  to  the  Bankers  Credit Loan.

8.     Representations  and  Warranties  of SFG.  SFG represents and warrants to
       ----------------------------------------
ARC  and  AMLH  as  follows:

     8.1  Organizational  Standing. SFG is a corporation duly organized, validly
          ------------------------
existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to own and to operate its properties and carry on its business as now conducted and to enter into and carry out the terms of this Agreement.

     8.2  Ownership  of  Interests.  SFG  owns  the Interest beneficially and of
          ------------------------
record and will deliver its entire right, title and interest in and to the Interest to ARC, free and clear of all Liens.

     8.3  Authority  to Enter into Agreement; Enforceability. SFG has the right,
          --------------------------------------------------
power, legal capacity and authority to enter into and carry out the terms and provisions of this Agreement and the other agreements to be entered into by it in connection with the consummation of this Agreement. This Agreement and such other agreements constitute the legal, valid and binding obligations of SFG, enforceable against SFG in accordance with their respective terms.

9.     Representations  and  Warranties  of  ARC  and AMLH.  ARC and AMLH hereby
       ---------------------------------------------------
represent  and  warrant  to  SFG  as  follows:

     9.1  Organizational  Standing.  Each  of  ARC  and  AMLH  is an entity duly
          ------------------------
organized, validly existing and in good standing under the laws of its state of organization, with full power and authority to own and to operate its properties and carry on its business as now conducted and to enter into and carry out the terms of this Agreement.

     9.2 Authority to Enter into Agreement; Enforceability. Each of ARC and AMLH
         -------------------------------------------------
has the right, power, legal capacity and authority to enter into and carry out the terms of this Agreement and the other agreements to be entered into by them pursuant to the terms of this Agreement. This Agreement and such other agreements constitute the legal, valid and binding obligations of ARC and AMLH, enforceable against each of them in accordance with their respective terms.

10.     Survival  of  Representations,  Warranties  and  Covenants.  All
        ----------------------------------------------------------
representations, warranties and agreements made by the parties to this Agreement will survive the execution, delivery and performance of this Agreement and any investigations, inspections or examinations made by or on behalf of the parties.

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11.     Miscellaneous.
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     11.1 Expenses. Except as expressly set forth in this Agreement, each of the
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parties  will  pay  their  own  legal  and  other costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated by this Agreement.

     11.2  Entire  Agreement.  This Agreement and the exhibits to this Agreement
           -----------------
constitute the entire agreement and understanding between the parties with respect to the subject matter of this Agreement. All exhibits and schedules to this Agreement will be deemed a part of this Agreement. This Agreement will not confer any rights or remedies on any person other than the parties to this Agreement and their respective successors and permitted assigns.

     11.3  Governing  Law; Venue. This Agreement will be governed by the laws of
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the State of Florida, without regard to its principles of conflicts of law.

     11.4  Assignment.  This  Agreement may not be assigned by any party without
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the  written  consent  of  all other parties. Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns.

     11.5 Headings. The headings in this Agreement are solely for convenience of
          --------
reference and will not affect its interpretation.

     11.6  Counterparts.  This Agreement may be executed in as many counterparts
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as  may  be  deemed  necessary  or  convenient, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     11.7  Amendments;  Waivers.  This Agreement may be amended or modified, and
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any  of  the terms, covenants, representations, warranties or conditions in this
Agreement may be waived, only by written instrument executed by all of the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, will not be deemed to be nor construed as a further waiver of such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                    ARC:
                                    ----

                                    AMERICAN  LEISURE  REEDY  CREEK,  INC.



                                    By:  /s/ Malcolm J. Wright
                                       -----------------------------------
                                    Name: Malcolm J. Wright
                                    Title: Chief Executive Officer


                                    SFG:
                                    ---

                                    STANFORD  FINANCIAL  GROUP  COMPANY



                                    By: /s/ James M. Davis
                                       -----------------------------------
                                    Name: James M. Davis
                                    Title: Chief Financial Officer


                                    AMLH:
                                    ----

                                    AMERICAN  LEISURE  HOLDINGS,  INC.


                                    By: /s/ Malcolm J. Wright
                                       -----------------------------------
                                    Name: Malcolm J. Wright
                                    Title: Chief Executive Officer

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